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                                                                    EXHIBIT 10.1

                           2006 EQUITY INCENTIVE PLAN
                                       OF
                        SUNSHINE ACQUISITION CORPORATION

     Sunshine Acquisition Corporation (the "Company"), a Delaware corporation, hereby adopts this 2006 Equity Incentive Plan of Sunshine Acquisition Corporation (the "Plan"). The purposes of this Plan are as follows:

     (1) To further the growth, development and financial success of the Company and its Subsidiaries (as defined herein), by providing additional incentives to employees, consultants and directors of the Company and its Subsidiaries who have been or will be given responsibility for the management or administration of the Company's (or one of its Subsidiaries') business affairs, by assisting them to become owners of Common Stock, thereby benefiting directly from the growth, development and financial success of the Company and its Subsidiaries.

     (2) To enable the Company (and its Subsidiaries) to obtain and retain the services of the type of professional, technical and managerial employees, consultants and directors considered essential to the long-range success of the Company (and its Subsidiaries) by providing and offering them an opportunity to become owners of Common Stock pursuant to the exercise of Options, including, in the case of employees, Options that are intended to qualify as "incentive stock options" under Section 422 of the Code (as defined herein).

                                    ARTICLE I
                                   DEFINITIONS

     Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

     Section 1.1 "Administrator" shall mean the Board or any of its Committees as shall be administering the Plan in accordance with Article VII hereof.

     Section 1.2 "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where "control" shall have the meaning given such term under Rule 405 of the Securities Act. For the purposes of this Plan, Affiliates of the Company shall include all Principal Stockholders.

     Section 1.3 "Applicable Laws" shall mean the requirements relating to the administration of stock option and stock plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

     Section 1.4 "Award" shall mean an Option, a Restricted Stock award or any other stock-based award granted to a Participant pursuant to the Plan.


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     Section 1.5 "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

     Section 1.6 "Board" shall mean the Board of Directors of the Company.

     Section 1.7 "Change in Control" shall mean the consummation of any transaction or series of transactions pursuant to which one or more Persons or group of Persons (other than any Principal Stockholder or its Affiliates) acquires (a) capital stock of the Company possessing the voting power sufficient to elect a majority of the members of the Board or the board of directors of the successor to the Company (whether such transaction is effected by merger, consolidation, recapitalization, sale or transfer of the Company's capital stock or otherwise) or (b) all or substantially all of the assets of the Company and its subsidiaries.

     Section 1.8 "Code" shall mean the Internal Revenue Code of 1986, as amended.

     Section 1.9 "Committee" shall mean a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with
Article VII hereof.

     Section 1.10 "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company.

     Section 1.11 "Company" shall mean Sunshine Acquisition Corporation, a Delaware corporation. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options outstanding under the Plan in a transaction to which Section 424(a) of the Code applies.

     Section 1.12 "Consultant" shall mean any natural person who is engaged by the Company or any Subsidiary to render consulting or advisory services to such entity; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

     Section 1.13 "Corporate Event" shall mean, as determined by the Administrator in its sole discretion, any transaction or event described in
Section 8.1 (a) or any unusual or nonrecurring transaction or event affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or changes in applicable laws, regulations, or accounting principles (including, without limitation, a recapitalization of the Company).

     Section 1.14 "Director" shall mean a member of the Board or a member of the Board of Directors of any Subsidiary.

     Section 1.15 "Disability" shall mean "disability," as such term is defined in Section 22(e)(3) of the Code.

     Section 1.16 "Eligible Representative" for a Participant shall mean such Participant's personal representative or such other person as is empowered under the deceased Participant's will or the then applicable laws of descent and distribution to represent the Participant hereunder.


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     Section 1.17 "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company or one of its Subsidiaries, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan. A Service Provider shall not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

     Section 1.18 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     Section 1.19 "Fair Market Value" of a share of Common Stock as of a given date shall be:

          (a) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or

          (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

     Section 1.20 "Incentive Stock Option" shall mean an Option which qualifies under Section 422 of the Code and is designated as an Incentive Stock Option by the Administrator.

     Section 1.21 "Independent Director" shall mean a member of the Board or a member of the Board of Directors of any Subsidiary who is not an Employee of the Company or any of its Subsidiaries.

     Section 1.22 "Non-Qualified Stock Option" shall mean an Option which is not an "incentive stock option" under Section 422 of the Code and shall include an Option which is designated as a Non-Qualified Stock Option by the Administrator.

     Section 1.23 "Officer" shall mean an officer of the Company, as defined in Rule 16a-l(f) under the Exchange Act, as such Rule may be amended in the future.


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     Section 1.24 "Option" shall mean an option granted under the Plan to purchase Common Stock. "Options" includes both Incentive Stock Options and Non-Qualified Stock Options.

     Section 1.25 "Option Price" shall have the meaning set forth in Section
4.3.

     Section 1.26 "Optionee" shall mean a Service Provider to whom an Option is granted under the Plan.

     Section 1.27 "Participant" shall mean any Service Provider who has been granted an Award pursuant to the Plan.

     Section 1.28 "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     Section 1.29 "Plan" shall mean this 2006 Equity Incentive Plan of Sunshine Acquisition Corporation.

     Section 1.30 "Principal Stockholders" shall mean (i) Carlyle Partners IV, L.P., a Delaware limited partnership, CP IV Coinvestment, L.P., a Delaware limited partnership, and William C. Stone, an individual, and (ii) any of their Affiliates to which (a) any of the Principal Stockholders or any other Person transfers Common Stock or (b) the Company issues Common Stock.

     Section 1.31 "Restricted Stock" shall mean shares of Common Stock granted to a Service Provider which are subject to restrictions on transfer or forfeiture, as provided under Article VI.

     Section 1.32 "Secretary" shall mean the Secretary of the Company.

     Section 1.33 "Securities Act" shall mean the Securities Act of 1933, as amended.

     Section 1.34 "Service Provider" shall mean an Employee, Consultant or Director.

     Section 1.35 "Stockholders Agreement" shall mean that certain agreement by and between each Participant, the Principal Stockholders, the Company and other parties thereto, which contains certain restrictions and limitations applicable to Options and the shares of Common Stock acquired upon Option exercise or grant of Restricted Stock. The Administrator, in its discretion, shall determine the terms of the Stockholders Agreement and may amend the terms thereof on behalf of the Company from time to time. If the Participant is not a party to a Stockholders Agreement at the time of grant of Restricted Stock or exercise of the Option (or any portion thereof), the grant of Restricted Stock or, as applicable, the exercise of the Option shall be subject to the condition that the Participant enter into the Stockholders Agreement with the Company.

     Section 1.36 "Subsidiary" of any entity shall mean any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations other than the last


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corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Section 1.37 "Termination of Service" shall mean the time when the engagement of a Participant as a Service Provider is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, failure to be elected or appointed, discharge, death or retirement, but excluding (a) terminations where there is simultaneous commencement by the former Service Provider of a relationship with the Company or a Subsidiary as a Service Provider and (b) at the discretion of the Administrator, terminations which result in a temporary severance of the service relationship. The Administrator, in its good faith judgment, shall determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a Termination of Service resulted from discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Service. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Service Provider's service at any time for any reason, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II
                             SHARES SUBJECT TO PLAN

     Section 2.1 Shares Subject to Plan

          (a) Subject to Section 8.1, the aggregate number of shares of Common Stock which may be issued under this Plan is 1,314,567. The shares may be authorized but unissued, or reacquired, Common Stock.

          (b) To the extent that an Award terminates, is forfeited, is repurchased, expires, or lapses for any reason, any shares of Common Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan; provided, however, vested shares of Common Stock that are repurchased or forfeited after being issued from the Plan shall not be available for future issuance under the Plan. Additionally, any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Common Stock available for grant pursuant to this Plan.

                                   ARTICLE III
                               GRANTING OF OPTIONS

     Section 3.1 Eligibility. Non-Qualified Stock Options may be granted to Service Providers. Subject to Section 3.2, Incentive Stock Options may only be granted to Employees.

     Section 3.2 Qualification of Incentive Stock Options. No Employee may be granted an Incentive Stock Option under the Plan if such Employee, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of


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all classes of stock of the Company or any then existing Subsidiary or "parent corporation" (within the meaning of Section 424(e) of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     Section 3.3 Granting of Options to Service Providers

          (a) The Administrator shall from time to time:

               (i) Select from among the Service Providers (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; provided that Incentive Stock Options shall only be granted to Employees;

               (ii) Determine the number of shares to be subject to such Options granted to such Service Provider, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

               (iii) Determine the terms and conditions of such Options, consistent with the Plan.

          (b) Upon the selection of a Service Provider to be granted an Option pursuant to subsection (a), the Administrator shall instruct the Secretary or another authorized Officer of the Company to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Administrator may, subject to applicable securities laws, require as a condition to the grant of an Option to a Service Provider that the Service Provider surrender for cancellation all or a portion of the unexercised Options which have previously been granted to him or her. An Option the grant of which is conditioned upon such surrender may have an Option exercise price lower (or higher) than the Option exercise price of the surrendered Option, may cover the same (or a lesser or greater) number of shares of stock as the surrendered Option, may contain such other terms as the Administrator deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, period of exercisability or any other term or condition of the surrendered Option. Subject to Section 8.3 of the Plan, any Incentive Stock Option granted under the Plan may be modified by the Administrator, without the consent of the Optionee, even if such modification would result in the disqualification of such Option as an "incentive stock option" under Section 422 of the Code.

                                   ARTICLE IV
                                TERMS OF OPTIONS

     Section 4.1 Award Agreement

          (a) Each Option shall be evidenced by a written Award Agreement ("Award Agreement"), which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under
Section 422 of the Code.


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          (b) The Administrator at any time, and from time to time, may amend the terms of any one or more existing Award Agreements, provided, however, that subject to the provisions of this Plan the rights of an Optionee under an Award Agreement shall not be adversely impaired in any material respect without the Optionee's written consent. The Company shall provide an Optionee with written notice of any amendment made to such Optionee's existing Award Agreement.

     Section 4.2 Exercisability and Vesting of Options

          (a) Each Option shall become exercisable according to the terms of the applicable Award Agreement; provided, however, that by a resolution adopted after an Option is granted the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised.

          (b) Except as otherwise provided in the applicable Award Agreement, no portion of an Option which is unexercisable at Termination of Service shall thereafter become exercisable.

          (c) The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Common Stock with respect to which Incentive Stock Options are first exercisable by a Service Provider in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

     Section 4.3 Option Price. The per share purchase price of the shares of Common Stock subject to each Option (the "Option Price") shall be set by the Administrator; provided, however, that in the case of an Incentive Stock Option, the Option Price shall be not less than 100% of the Fair Market Value of such shares on the date such Option is granted; and that in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, the Option Price shall not be less than 110% of the Fair Market Value of such shares on the date such Incentive Stock Option is granted.

     Section 4.4 Expiration of Options

     No Option may be exercised to any extent by anyone after the first to occur of the following events:

          (a) The expiration of ten years from the date the Option was granted;
or

          (b) With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation, the expiration of five years from the date the Incentive Stock Option was granted.


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          (c) The expiration date provided in the Award Agreement related to such Option, provided that except as limited by the requirements of Section 422 of the Code, the Administrator may extend the term of any outstanding Option in connection with any Termination of Service, or amend any other term or condition of such Option relating to such termination.

                                    ARTICLE V
                               EXERCISE OF OPTIONS

     Section 5.1 Person Eligible to Exercise. During the lifetime of the Optionee, only he or she may exercise an Option (or any portion thereof) granted to him or her; provided, however, that the Optionee's Eligible Representative may exercise his or her Option during the period of the Optionee's disability (as defined in Section 22(e)(3) of the Code). After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her Eligible Representative.

     Section 5.2 Partial Exercise. At any time and from time to time prior to the time when the Option becomes unexercisable under the Plan or the applicable Award Agreement, the exercisable portion of an Option may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares of stock and the Administrator may, by the terms of the Option, require any partial exercise to exceed a specified minimum number of shares of stock.

     Section 5.3 Manner of Exercise. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Award Agreement:

          (a) Subject to any conditions that may be imposed by the Administrator, notice in writing signed by the Optionee or his or her Eligible Representative, stating that such Option or portion is exercised, and specifically stating the number of shares of Common Stock with respect to which the Option is being exercised;

          (b) A copy of the Stockholders Agreement signed by the Optionee or Eligible Representative, as applicable;

          (c) Full payment (in cash or by personal, certified, or bank cashier check) of the aggregate purchase price of the shares of stock with respect to which such Option (or portion thereof) is thereby exercised; or

               (i) With the consent of the Administrator, (A) shares of Common Stock owned by the Optionee for at least a six month period duly endorsed for transfer to the Company (or such other period as the Administrator may specify); or (B) shares of the Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option Price of the shares with respect to which such Option (or portion thereof) is thereby exercised; or


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               (ii) With the consent of the Administrator, any form of payment permitted by Applicable Laws and any combination of the foregoing methods of payment;

          (d) The payment to the Company (in cash or by personal, certified or bank cashier or by any other means of payment approved by the Administrator) of all minimum amounts necessary to satisfy any and all federal, state and local tax withholding requirements arising in connection with the exercise of the Option;

          (e) Such representations and documents as the Administrator deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

          (f) In the event that the Option or portion thereof shall be exercised as permitted under Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

     Section 5.4 Optionee Representations. The Administrator, in its sole discretion, may require an Optionee to make certain representations or acknowledgements, on or prior to the purchase of any shares of Common Stock pursuant to any Option granted under this Plan, in respect thereof including, without limitation, that the Optionee is acquiring the shares for an investment purpose and not for resale, and, if the Optionee is an affiliate of the Company (as defined in Rule 405 of the rules and regulations promulgated under the Securities Act), additional acknowledgements regarding when and to what extent any transfers of shares of such Common Stock may occur.

     Section 5.5 Conditions to Issuance of Stock Certificates. The shares of Common Stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. A certificate of shares will be delivered to the Optionee at the Company's principal place of business as soon as practicable after the Option is properly exercised. Notwithstanding the above, the Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of some or all of the following conditions, as determined by the Administrator and with respect to which the Company shall take reasonable steps to satisfy:

          (a) The admission of such shares to listing on any and all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in good faith, deem reasonably necessary or advisable;


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          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in good faith, determine to be reasonably necessary or advisable; and

          (d) The payment to the Company (or its Subsidiary, as applicable) of all amounts which it is required to withhold under applicable law in connection with the exercise of the Option.

     The Administrator shall not have any liability to any Optionee for any delay in the delivery of shares to be issued upon an Optionee's exercise of an Option.

     Section 5.6 Rights as Stockholders. The holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until such holder has signed a Stockholders Agreement provided by the Administrator and certificates representing such shares have been issued by the Company to such holder.

     Section 5.7 Transfer Restrictions. Shares acquired upon exercise of an Option shall be subject to the terms and conditions of a Stockholders Agreement. In addition, the Administrator, in good faith, may impose further restrictions on the transferability of the shares purchasable upon the exercise of an Option that are reasonably necessary and appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Administrator may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Administrator may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirements.

                                   ARTICLE VI
                                  STOCK AWARDS

     Section 6.1 Grant of Restricted Stock. The Administrator is authorized to make Awards of Restricted Stock to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

     Section 6.2 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.

     Section 6.3 Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period. Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, the Administrator may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be


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waived in whole or in part in the event of terminations resulting from specified causes and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     Section 6.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

     Section 6.5 Grants of Other Stock- Based Awards. The Administrator is authorized to make Awards of Common Stock which are not subject to restrictions on transfer or forfeiture to any Service Provider selected by the Administrator in such amounts as determined by the Administrator. All such Awards shall be evidenced by an Award Agreement.

                                   ARTICLE VII
                                 ADMINISTRATION

     Section 7.1 Administrator. The Plan shall be administered by the Board or an Administrator appointed by the Board, which Administrator shall be constituted to comply with Applicable Laws.

     Section 7.2 Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Administrator, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion and without stockholder approval:

          (a) to determine in good faith the Fair Market Value;

          (b) to determine the type or types of Awards to be granted to each Service Provider;

          (c) to select the Service Providers to whom Awards may from time to time be granted hereunder;

          (d) to determine the number of Awards to be granted and the number of shares of Common Stock to which an Award will relate;

          (e) to approve forms of agreement for use under the Plan, which need not be identical for each Service Provider;

          (f) to determine the terms and conditions of any Awards granted hereunder (including, but not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Awards or the Common Stock relating thereto) based in each case on such factors as the Administrator, in its sole discretion, shall determine;


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          (g) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

          (h) to determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise or purchase price of an Award may be paid in, cash, Common Stock, other Awards, or other property, or an Award may be canceled, forfeited or surrendered;

          (i) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

          (j) to amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option;

          (k) to cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of such cancelled option; and

          (l) to make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

     Section 7.3 Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Service Providers.

     Section 7.4 Compensation, Professional Assistance, Good Faith Actions. The Administrator may receive such compensation for its services hereunder as may be determined by the Board. All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator, in good faith shall be final and binding upon all Participants, the Company and all other interested persons. The Administrator shall not be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Awards, and the Administrator shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                  ARTICLE VIII
                                OTHER PROVISIONS

     Section 8.1 Changes in Common Stock; Disposition of Assets and Corporate Events

          (a) In the event that the Administrator determines that any recapitalization, reclassification, stock split, reverse stock split, stock dividend, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the capital stock or assets of the Company (including, but not limited to, a Liquidity Event or Change in Control (as such terms may be defined in any Award Agreement)), exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, the acquisition or disposition of any material assets or business or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment to the Awards or Plan is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator may, in such manner as it may deem equitable, adjust any or all of:

               (i) The number and kind of shares of Common Stock (or other securities or property) with respect to which an Award may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section
2.1 on the maximum number and kind of shares which may be issued);

               (ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards;

               (iii) The grant or exercise price per share for any outstanding Awards under the Plan; and

               (iv) The terms and conditions of any outstanding Awards (including, without limitation, any applicable financial or other performance "targets" specified in each Award Agreement).

          (b) Subject to the terms of outstanding Awards, upon the occurrence of a Corporate Event, the Administrator, in its sole discretion, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under this Plan, (y) facilitate such Corporate Event or (z) give effect to such changes in laws, regulations or accounting principles:

               (i) In its sole discretion, and on such terms and conditions as it deems appropriate, the Administrator may provide, either by the terms of the applicable Award Agreement or by action taken prior to the occurrence of such Corporate Event, and either automatically or upon the Participant's request, for either (A) the purchase of any outstanding Award for an amount of cash, securities or other property equal to the amount that could have been attained upon the exercise of the portion of such Award that was vested and exercisable (and such additional portion of the Award as the Administrator may determine) immediately prior to the occurrence of such Corporate Event or (B) the replacement of such vested (and other) portion of such Award with other rights or property selected by the Administrator in its sole discretion;

               (ii) In its sole discretion, and on such terms and conditions as it deems appropriate, the Administrator may provide, either by the terms of the applicable Award

Agreement or by action taken prior to the occurrence of such Corporate Event, that for a specified period of time prior to such Corporate Event, such Award shall be exercisable as to all shares covered thereby or a specified portion of such shares, notwithstanding anything to the contrary in (A) Section 4.2; or (B) the provisions of the applicable Award Agreement;

               (iii) In its sole discretion, and on such terms and conditions as it deems appropriate, the Administrator may provide, either by the terms of the applicable Award Agreement or by action taken prior to the occurrence of such Corporate Event, that upon such event, such Award (or any portion thereof) be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or Awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

               (iv) In its sole discretion, and on such terms and conditions as it deems appropriate, the Administrator may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to the Plan and outstanding Awards (or any portion thereof) and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future.

          (c) If a Change in Control or a Liquidity Event (as may be defined in a Participant's Award Agreement) occurs, the Administrator may, in its sole discretion, cause any and all Awards (or any portions thereof) outstanding hereunder to terminate on or immediately prior to the date of such Change in Control or Liquidity Event, and shall give each Participant the right to exercise the vested portion of such Awards during a period of time prior to such Change in Control or Liquidity Event as the Committee, in its sole and absolute discretion, shall determine.

          (d) The Administrator may, in its sole discretion, include such further provisions and limitations in any Award Agreement or Stockholders Agreement as it may deem equitable and in the best interests of the Company and its Subsidiaries.

          (e) To the extent required by the terms of an Award Agreement, the Company shall notify the Participant prior to the date of a Corporate Event.

     Section 8.2 Awards Not Transferable. Unless otherwise agreed in writing by the Administrator, no Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this
Section 8.2 shall prevent transfers by will or by the applicable laws of descent and distribution.

     Section 8.3 Amendment, Suspension or Termination of the Plan or Award Agreements

          (a) The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without stockholder approval or ratification within 12 months before or after such action, no action of the Administrator may, except as provided in
Section 8.1, increase any limit imposed in Section 2.1 on the maximum number of shares of Common Stock which may be issued on exercise of Options under the Plan or extend the limit imposed in this Section 8.3 on the period during which Awards may be granted.

          (b) Except as provided by Section 8.1, neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Award, materially, adversely alter or impair any rights or obligations under any Award theretofore granted. Notwithstanding the foregoing, the Administrator at any time, and from time to time, may amend the terms of any one or more existing Award Agreements, provided however, that the rights of a Participant under an Award Agreement shall not be adversely impaired without the Participant's written consent. The Company shall provide a Participant with notice of any amendment made to such Participant's existing Award Agreement in accordance with the terms of this Section 8.3(b).

          (c) No Award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Award be granted under this Plan after the expiration of ten years from the date the Plan is adopted by the Board.

     Section 8.4 Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Subsidiaries or any Participant is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     Section 8.5 Effect of Plan Upon Other Award and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for Service Providers or (b) to grant or assume options or restricted stock otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options or restricted stock in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

     Section 8.5 At-Will Employment. Nothing in the Plan, the Stockholders Agreement or any Award Agreement hereunder shall confer upon the Participant any right to continue as a Service Provider for the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Participant and the Company or a Subsidiary.

     Section 8.6 Stockholder Approval. This Plan will be submitted for the approval of the Company's stockholders within twelve months of the date of the Board's initial adoption of this Plan. No Option may be exercised to any extent by anyone unless and until the Plan is so approved by the stockholders, and if such approval has not been obtained by the end of said twelve-month period, the Plan and all Awards theretofore granted shall thereupon be canceled and become null and void.

     Section 8.7 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

     Section 8.8 Withholding. Each Participant shall pay to the Company or any applicable Subsidiary, or make provision satisfactory to the Company or such Subsidiary for payment of, any taxes required by law to be withheld in connection with an Award to such Participant. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     Section 8.9 Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

     Section 8.10 Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

     Section 8.11 Governing Documents. In the event of any contradiction between the Plan and any Award Agreement or any other written agreement between Participant and the Company or any Subsidiary of the Company that has been approved by the Administrator, the terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan shall not apply.

     Section 8.12 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are reasonably necessary and appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

     Section 8.14 Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting appendices to the Plan containing (a) such limitations on the Board's discretion under the Plan as the Board deems necessary or desirable or (b) such additional terms and conditions not otherwise inconsistent with the Plan as the Board deems necessary or desirable. All appendices adopted by the Board shall be deemed to be part of the Plan, but each appendix shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any appendix to Participants in any jurisdiction that is not the subject of such appendix.

                                   **********

                                        Adopted by the
                                        Board of Directors
                                        on August 9, 2006

                                   APPENDIX A

                                       TO

         2006 EQUITY INCENTIVE PLAN OF SUNSHINE ACQUISITION CORPORATION

                           CALIFORNIA RESIDENTS ONLY.

     This Appendix A to the 2006 Equity Incentive Plan of Sunshine Acquisition Corporation (the "Plan") shall apply only to Participants who are residents of the State of California who receive Awards under the Plan and whose Awards are intended to be exempt from registration in California pursuant to Section 25102(o) of the California Corporate Securities Law of 1968, as amended ("Section 25102(o)"), and the applicable provisions of the California Code of Regulations (the "California Regulations"). Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided by this Appendix A. Notwithstanding any provisions contained in the Plan to the contrary and to the extent required by Applicable Laws, the following terms shall apply to all Awards granted to residents of the State of California whose Awards are intended to be exempt from registration in California pursuant to Section 25102(o), until such time as the Administrator amends this Appendix A.

          (a) Non-Qualified Stock Options granted to a person who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any "parent corporation," as defined in Section 424(e) of the Code, or Subsidiary, shall have an exercise price not less than 110% of the Fair Market Value per share on the date of grant. Non-Qualified Stock Options granted to any other person shall have an exercise price that is not less than eighty-five percent (85%) of the Fair Market Value per share on the date of grant. Notwithstanding the foregoing, Options may be granted with a per share exercise price other than as required above pursuant to a merger or other corporate transaction.

          (b) The term of each Option and right to purchase Restricted Stock shall be stated in the Award Agreement; provided, however, that the term of an Option shall be no more than ten (10) years from the date of grant thereof and the term of each right to purchase Restricted Stock shall be no more than ten
(10) years from the date the Award Agreement is entered into.

          (c) Options or rights to purchase Restricted Stock may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee. If the Administrator in its sole discretion makes an Option or right to purchase Restricted Stock transferable, such Option or right to purchase Restricted Stock may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) to family members (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, as permitted by Rule 701 of the Securities Act.

          (d) Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. Except in the case of Options granted to officers, Directors and Consultants, Options shall become exercisable at a rate of no less than twenty percent (20%) per year over five
(5) years from the date the Options are granted.

          (e) Unless employment or service is terminated for cause (as defined by the Administrator), the Optionee may exercise his or her Option within thirty
(30) days of termination, or such longer period of time as specified in the Award Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement).

          (f) If the Optionee's employment or service terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option within six (6) months of termination, or such longer period of time as specified in the Award Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).

          (g) If the Optionee dies while a Service Provider, the Option may be exercised within six (6) months following the Optionee's death, or such longer period of time as specified in the Award Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) by the Optionee's designated beneficiary, personal representative, or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

          (h) No Option or right to purchase Restricted Stock shall be granted to a resident of California more than ten (10) years after the earlier of the date of adoption of the Plan or the date the Plan is approved by the shareholders.

          (i) If an Option granted to a Participant gives the Company the right to repurchase shares of Common Stock issued pursuant to the Plan upon termination of employment of such Participant, the terms of such repurchase right must comply with Section 260.140.41(k) of the California Regulations.

          (j) If an Award of Restricted Stock granted to a Participant gives the Company the right to repurchase shares of Common Stock issued pursuant to the Plan upon termination of employment of such Participant, the terms of such repurchase right must comply with Section 260.140.42(h) of the California Regulations.

          (k) The purchase price for an Award of Restricted Stock granted to a Participant shall be not less than 85% of the Fair Market Value of the Common Stock at the time such Participant is granted the right to purchase shares under the Plan or at the time the purchase is consummated; provided, however, that if such Participant is a person who owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or its parent or subsidiary corporations, the purchase price shall be not less than

100% of the Fair Market Value of the Common Stock at the time such Participant is granted the right to purchase shares under the Plan or at the time the purchase is consummated.

          (l) Notwithstanding anything to the contrary in Section 8.1 of the Plan, the number of shares of Common Stock covered by each outstanding Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of type of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of shares of Common Stock effected without the receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as specifically provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, type or price of shares of Common Stock subject to an Option.

          (n) The Company shall provide to each Participant, not less frequently than annually during the period such Participant has one or more Awards outstanding, copies of annual financial statements. The Company shall not be required to provide such statements to key Employees whose duties in connection with the Company assure their access to equivalent information.

          (o) The terms of the Option or right to purchase Restricted Stock shall be governed by Article VIII of the Plan; provided, however, that the Administrator shall make such adjustments to the extent required by Section 25102(o) of the California Corporations Code.

          (p) This Appendix A shall be deemed to be part of the Plan and the Administrator shall have the authority to amend this Appendix A in accordance with Section 8.3 of the Plan.